MERRILL LYNCH CORPORATE BOND FUND, INC.
SUPPLEMENT DATED OCTOBER 26, 1998,
TO PROSPECTUS DATED JANUARY 22, 1998


	Effective March 24, 1998, shares of the
High Income Portfolio of the Merrill Lynch
Corporate Bond Fund, Inc. (the "Fund") were no longer available for purchase (or exchange), except as follows: shareholders of the Fund's High Income Portfolio could continue to elect to have dividends and distributions paid on shares of the Portfolio reinvested in additional shares of the Portfolio; certain participants in employer-sponsored retirement or savings plans, including eligible 401(k) plans, continued to be permitted to purchase shares of the Portfolio through such plans; shares of the Fund's High Income Portfolio continued to be available for purchase by participants in certain fee-based programs, such as the Mutual
Fund Advisor program administered by Merrill
Lynch, Pierce, Fenner & Smith Incorporated;
and shares of the Fund's High Income Portfolio continued to be available for purchase in single transactions over $1,000,000.

	Effective October 26, 1998, Class A,
Class B, Class C, and Class D shares of the
Fund's High Income Portfolio will also be available for purchase by existing shareholders of High Income Portfolio.


Code# 10046-0198ALL2